[Letterhead of Schulte Roth & Zabel LLP]

(212) 756-2153	edward.schauder@srz.com

December 10, 2004

VIA EDGAR

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:	Brigitte Lippmann Lesli Sheppard
Re:	BlueLinx Holdings Inc. Registration Statement on Form S-1 (the "Registration Statement") File No. 333-118750

Dear Ms. Lippmann and Ms. Sheppard:

        On behalf of BlueLinx Holdings Inc. (the "Registrant"), we have filed simultaneously by EDGAR Amendment No. 4 to the above-referenced Registration Statement ("Amendment No. 4") addressing the comments that we received telephonically from the Staff on December 7, 2004.

        In response to the Staff's comment relating to the exhibits to the Registration Statement, we have (i) filed the underwriting agreement with Amendment No. 4 and (ii) added the requested language to the opinion of Schulte Roth & Zabel LLP. With respect to the Staff's comment relating to certain additional disclosures in the "Certain Relationships and Related Transactions" section of the Registration Statement, the disclosure requested by the Staff has been added.

        The Registrant intends to request acceleration of the effective date of the Registration Statement on December 13, 2004. As requested by Staff, on December 2, 2004, the Registrant submitted a letter making certain acknowledgements relating to the acceleration request.

        Thank you for working so closely with us throughout this process. We appreciate your continued patience and cooperation.

Very truly yours,
/s/ Edward H. Schauder
Edward H. Schauder, Esq.
CC:	Barbara V. Tinsley BlueLinx Holdings Inc. General Counsel and Secretary
Michael R. Littenberg, Esq. Schulte Roth & Zabel LLP